Net (Loss) Income Per Share	9 Months Ended
Sep. 30, 2019
Earnings per share [abstract]
Net (Loss) Income Per Share

17	Net (loss) income per share

The following table sets forth pertinent data relating to the computation of basic and diluted net loss per share attributable to common shareholders.

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
	$	$	$	$
Net (loss) income	(331)	(2,509)	(5,036)	9,313
Basic weighted average number of shares outstanding	16,887,819	16,440,760	16,651,969	16,440,760
Net (loss) income per share (basic)	(0.02)	(0.15)	(0.31)	0.57

Dilutive effect of stock options	—	—	—	165,000
Dilutive effect of share purchase warrants	805,905	—	1,744,657	49,816
Diluted weighted average number of shares outstanding	17,693,724	16,440,760	18,396,626	16,655,576
Net (loss) income per share (diluted)	(0.02)	(0.15)	(0.31)	0.56
Items excluded from the calculation of diluted net loss per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options	660,021	—	660,021	165,000
Deferred stock units	235,000	—	235,000	—
Warrants (number of equivalent shares)	4,081,905	—	5,020,657	49,816

Net (loss) income per share is calculated by dividing net (loss) income by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any “in the money” stock options and share purchase warrants. In periods with reported net losses, all stock options and share purchase warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus “in the money” stock options and share purchase warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.